LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED MAY 22, 2009

TO THE PROSPECTUS

DATED FEBRUARY 28, 2009 OF

LEGG MASON PARTNERS 130/30 U.S. LARGE CAP EQUITY FUND

Effective May 26, 2009, the following disclosure is added to the Prospectus in the section entitled “More on the fund’s investments”:

Lending of Portfolio Securities

Consistent with applicable regulatory requirements, the fund may lend portfolio securities to brokers, dealers and other financial organizations meeting capital and other credit requirements or other criteria established by the Board. Loans of portfolio securities will be collateralized by cash.

By lending its portfolio securities, the fund seeks to offset borrowing fees and transactional expenses through the receipt of income on the loaned securities.

The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made to firms deemed by the subadviser or other lending agent for the fund to be of good standing and will not be made unless, in the judgment of the subadviser, the consideration to be earned from such loans would justify the risk.

FDXX011848

LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED MAY 22, 2009

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED FEBRUARY 28, 2009 OF

LEGG MASON PARTNERS 130/30 U.S. LARGE CAP EQUITY FUND

Effective May 26, 2009, the following disclosure is added to the Statement of Additional Information in the section entitled “Investment Practices and Risk Factors”:

Securities Lending. Consistent with applicable regulatory requirements, the fund may lend portfolio securities to brokers, dealers and other financial organizations meeting capital and other credit requirements or other criteria established by the Board. The fund will not lend portfolio securities to affiliates of the manager unless it has applied for and received specific authority to do so from the SEC. From time to time, the fund may pay to the borrower and/or a third party which is unaffiliated with the fund or Legg Mason and is acting as a “finder” a part of the interest earned from the investment of collateral received for securities loaned. Although the borrower will generally be required to make payments to the fund in lieu of any dividends the fund would have otherwise received had it not loaned the shares to the borrower, such payments will not be treated as “qualified dividend income” for purposes of determining what portion of the fund’s regular dividends (as defined below) received by individuals may be taxed at the rates generally applicable to long-term capital gains (see “Taxes” below).

Requirements of the SEC, which may be subject to future modifications, currently provide that the following conditions must be met. The fund will comply with the following conditions whenever its portfolio securities are loaned: (a) the fund must receive at least 100% cash collateral or equivalent securities from the borrower; (b) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (c) the fund must be able to terminate the loan at any time; (d) the fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (e) the fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower. However, if a material event adversely affecting the investment in the loaned securities occurs, the fund must terminate the loan and regain the right to vote the securities. Currently, the fund only accepts cash collateral for loaned securities. This may be changed to permit the fund to accept U.S. government securities or letters of credit without notice to shareholders.

The following disclosure supersedes and replaces similar information in the Statement of Additional Information in the section entitled “Custodian and Transfer Agent”:

Pursuant to an agreement between the Trust and State Street, State Street will act as a securities lending agent and will locate securities for the fund to borrow for short sales. State Street will receive a share of the income generated by any such securities lending activities and will receive compensation for any such borrowings.